Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

On March 7, 2017, the Company signed a merger agreement with Piper Merger Corp., Provant Health Solutions, LLC ("Provant"), and Wellness Holdings, LLC (the "Merger Agreement" or the "Merger"). As Merger consideration, the Company will issue a number of shares equal to its total number of shares of common stock outstanding, less shares issued to fulfill the SWK Equity Requirement (as defined below) (the “Merger Shares”), to the Provant equity holders (the “ Former Provant Owners”). The Company expects to issue 10,448,849 million Merger Shares. At the closing of the Merger, which is conditioned on shareholder approval of the issuance of the Merger Shares, it is anticipated that the Former Provant Owners will hold approximately 48% of the Company’s approximately 26.4 million outstanding shares of common stock, including shares issued to fulfill the SWK Equity Requirement.

The Company has received commitment letters for financing to support the Merger and provide working capital to the Company. Upon closing of the Merger, the Company's Term Loan balance with SWK will increase from $3.7 million to $6.5 million. Principal repayments will start in the first quarter of 2019. In addition, SWK has agreed to provide a $2.0 million seasonal revolving credit facility, which will be guaranteed by one of the Former Provant Owners. The Company's revolving credit facility with SCM will be expanded from $7.0 million to $10.0 million with an accordion to $15.0 million during high-volume months.

Additionally, as a condition to increasing the Term Loan balance, SWK has required the Company to raise $3.5 million of new equity ("SWK Equity Requirement"). To meet this requirement, the Company is presently conducting a private offering (the “2017 Private Offering”) for up to 2.0 million shares of the Company's common stock, $0.04 par value, at a price of $0.80 plus one-half warrant per share. The warrants have a strike price of $1.35 per share and are exercisable for a period of four years from the date of issuance but are not exercisable during the first six months after closing of the 2017 Private Offering. As of March 8, 2017, the Company has issued 1,712,500 shares and 856,250 warrants in the 2017 Private Offering for proceeds of approximately $1.4 million. The Private Offering Warrants issued in 2016 were canceled as part of the 2017 Private Offering. The Former Provant Owners have agreed to match up to $1.75 million of new equity raised by the Company at the closing of the Merger.

Upon closing of the Merger, Henry Dubois and Steven Balthazor will continue to serve as Chief Executive Officer and Chief Financial Officer, respectively, of the Company. Provant’s Chief Executive Officer, Heather Provino, will serve as Chief Strategy Officer of the Company, and Mark Clermont, Provant’s President, will serve as President and Chief Operating Officer of the Company.

The Board of Directors will consist of seven members, three of which will be current Company directors (the “Continuing Directors”), three of which will be chosen by the Former Provant Owners and one of which will be an independent director jointly nominated by the Continuing Directors and Former Provant Owners. Initially, the independent director will be the director who currently chairs the Company’s audit committee. The Company will continue to trade under the HH stock symbol. The Company will have two major locations in Olathe, Kansas and East Greenwich, Rhode Island.